UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 21, 2004
                                                           -------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     1-31565                     06-1377322
----------------------------     ---------------            --------------------
(State or other jurisdiction       Commission                 (I.R.S. Employer
   of incorporation or             File Number               Identification No.)
      organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.    Changes in Control of Registrant
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership
           --------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant
           ---------------------------------------------

           Not applicable.

Item 5.    Other Events and Regulation FD Disclosure
           -----------------------------------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

           (a)   No financial statements of businesses acquired are required.

           (b)   No pro forma financial information is required.

           (c) Attached as Exhibit 99.1 is the earnings release issued by New York Community Bancorp, Inc. (the "Company") for the three and six months ended June 30, 2004.

 Item 8.   Change in Fiscal Year
           ---------------------

           Not applicable.

Item 9.    Regulation FD Disclosure
           ------------------------

           Not applicable.

Item 10.   Amendments to the Registrant's Code of Ethics, or Waiver of a
           -------------------------------------------------------------
           Provision to the Code of Ethics
           -------------------------------

           Not applicable.

Item 11.   Temporary Suspension of Trading Under Registrant's Employee Benefit
           -------------------------------------------------------------------
           Plans
           -----

           Not applicable.


Item 12.   Results of Operations and Financial Condition
           ---------------------------------------------

           On July 21, 2004, the Company reported its earnings for the three and six months ended June 30, 2004. In addition, the Company reaffirmed the 2004 and 2005 earnings guidance it had provided in a news release issued on July 1, 2004. The July 21, 2004 earnings release is attached as Exhibit 99.1 and is incorporated into this Item 12 by reference.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 21, 2004                              NEW YORK COMMUNITY BANCORP, INC.
-----------------
     Date
                                           /s/ Joseph R. Ficalora
                                           -------------------------------------
                                           Joseph R. Ficalora
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


99.1 Earnings release for the three and six months ended June 30, 2004, dated July 21, 2004.